UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2009

FNDS3000 CORP

(Exact name of registrant as specified in its charter)

Delaware	333-138512	51-0571588
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

818 A1A North, Suite 201

Ponte Vedra Beach, Florida 32082

(Address of principal executive offices)

(904) 273-2702

(Registrant’s telephone number, including area code)

Copies to:

Stephen M. Fleming, Esq.

Law Offices of Stephen M. Fleming PLLC

110 Wall Street, 11th Floor

New York, New York 10005

Phone: (516) 833-5034

Fax: (516) 977-1209

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Item 2.03	Creation of a Direct Financial Obligation.

Item 3.02	Unregistered Sales of Equity Securities.

On July 1, 2009, FNDS3000 Corp (the “Company”) sold 5,714,286 shares of common stock, $.001 par value (the “Common Stock”) and related common stock purchase warrants to various accredited investors at a per share purchase price of $0.175 representing gross proceeds of $1,000,000 as more fully detailed below.

July 2009 Financing with Sherington

On July 1, 2009, to obtain funding for the development of the business, the Company entered into a securities purchase agreement (the “Sherington June 2009 Purchase Agreement”) with Sherington Holdings, LLC (“Sherington”) pursuant to which Sherington purchased 2,857,143 shares of Common Stock (the “Sherington Purchased Shares”) at a purchase price of $0.175 per share and (ii) a warrant, to purchase 2,857,143 shares of Common Stock (the “Sherington New Warrant”) for aggregate gross proceeds of $500,000.

The Sherington New Warrant is exercisable for a period of two years from the date of issuance (the “Exercise Period”) at an initial exercise price of $0.20 per share. Notwithstanding the Exercise Period, if at any time the average closing price for shares of the Company’s Common Stock on the Over-the-Counter Bulletin Board exceeds $1.00 for a period of ten (10) consecutive trading days or more, the Company shall have the right, upon written notice to Sherington, to reduce the exercise period of the Sherington New Warrant to a period of thirty (30) days beginning on the date of the written notice. The exercise price of the Sherington New Warrant is subject to full ratchet and anti-dilution adjustment for subsequent lower price issuances by the Company, as well as customary adjustments provisions for stock splits, stock dividends, recapitalizations and the like.

Contemporaneously with the execution and delivery of the Sherington June 2009 Purchase Agreement, the Company and Sherington entered into that certain Amendment No. 1 to the Registration Rights Agreement (the “Amended Registration Rights Amendment”), which amended that certain Registration Rights Agreement dated as of January 6, 2009, by and between the Company and Sherington (the “Original Registration Rights Agreement”). Pursuant to the Amended Registration Rights Agreement, the Company expanded the definition of Shares (as defined in the Amended Registration Rights Agreement) to include, among other things, the Sherington Purchased Shares and the shares issuable upon exercise of the Sherington New Warrant.

Furthermore, contemporaneously with the execution and delivery of the Sherington June 2009 Purchase Agreement the Company and Sherington and certain other holders of shares of the Company’s Common Stock entered into that certain Amendment No. 1 to the Voting Agreement (the “Amended Voting Agreement”), which amended that certain Voting Agreement dated as of December 1, 2008, by and among the Company, Sherington, and certain holders of shares of the Company’s Common Stock as identified therein (the “Original Voting Agreement”). Pursuant to the Amended Voting Agreement, the parties extended the term of the Voting Agreement to December 31, 2010.

The securities were offered and sold to Sherington in a private placement transaction made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933 and Rule 506 promulgated under Regulation D thereunder. Sherington is an accredited investor as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933.

July 2009 Financing with Accredited Investors

On July 1, 2009, to obtain funding for the development of the business, the Company entered into a securities purchase agreement (the “June 2009 Purchase Agreement”) with accredited investors (the “July 2009 Investors”) pursuant to which the July 2009 Investors purchased, in the aggregate, 2,857,143 shares (the “Purchased Shares”) of the Company’s Common Stock at a purchase price of $0.175 per share and (ii) a warrant, to purchase, in the aggregate, 2,857,143 shares of Common Stock (the “July 2009 Warrant”) for aggregate gross proceeds of $500,000. The July 2009 Investors include the following parties: John Hancock, the Company’s Chief Executive Officer, purchased 262,857 shares of Common Stock and received a July 2009 Warrant to purchase 262,857 shares of Common Stock. Joseph F. McGuire, the Company’s Chief Financial Officer, purchased 262,857 shares of Common Stock and received a July 2009 Warrant to purchase 262,857 shares of Common Stock. Joseph Tumbarello, the Company’s Chief Operating Officer purchased 262,857 shares of Common Stock and received a July Warrant to purchase 262,857 shares of Common Stock. John Watson, the Company’s Executive Vice President through JHW Investments LLC, a company beneficially owned by Mr. Watson purchased 262,857 shares of Common Stock and received a July 2009 Warrant to purchase 262,857 shares of Common Stock. Victoria Vaksman, the Company’s Executive Vice President and Director, purchased 262,857 shares of Common Stock and received a July 2009 Warrant to purchase 262,857 shares of Common Stock and Pierre Busuchet, a director of the Company, purchased 600,000 shares of Common Stock and received a July 2009 Warrant to purchase 600,000 shares of Common Stock.

The July 2009 Warrant is exercisable for a period of two years from the date of issuance (the “Exercise Period”) at an initial exercise price of $0.20 per share. Notwithstanding the Exercise Period, if at any time the average closing price for shares of the Company’s Common Stock on the Over-the-Counter Bulletin Board exceeds $1.00 for a period of ten (10) consecutive trading days or more, the Company shall have the right, upon written notice to the holder, to reduce the exercise period of the July 2009 Warrant to a period of thirty (30) days beginning on the date of the written notice. The exercise price of the July 2009 Warrant is subject to full ratchet and anti-dilution adjustment for subsequent lower price issuances by the Company, as well as customary adjustments provisions for stock splits, stock dividends, recapitalizations and the like.

The securities were offered and sold to the July 2009 Investors in a private placement transaction made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933 and Rule 506 promulgated under Regulation D thereunder. The July 2009 Investors are accredited investors as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933.

Amendment to December 2008 Financing Documents

On July 1, 2009, the Company entered into the First Amendment to the Amended and Restated Note Purchase Agreement (the “First Amended Agreement”) with Sherington, which amended the Amended and Restated Note Purchase Agreement entered by and between the Company and Sherington on December 1, 2008 (the “Amended Agreement”). The Amended Agreement provided for a decrease in the minimum number of card sales required to be sold in South Africa from 150,000 prior to July 31, 2009 to 100,000 on or prior to September 30, 2009. In connection with the First Amended Agreement, on July 1, 2009, the Company (i) issued that certain Second Amended and Restated Secured Convertible Promissory Note in the principal amount of $1,000,000 (the “July 2009 Note”) and the July 2009 Note replaced the Amended and Restated Secured Promissory Note issued to Sherrington on December 1, 2008 (the “December 2008 Note”) and the December 2008 Note was cancelled and (ii) issued that certain Second Amended and Restated Warrant to Purchase Common Stock (the “July 2009 Warrant”) and the July 2009 Warrant replaced the warrant issued to Sherrington on January 6, 2009 (the “January 2009 Sherington Warrant”) and the January 2009 Warrant was cancelled.

The July 2009 Note bears interest at 10% and matures on the earliest of the close of business on December 31, 2009 or upon or after the occurrence of an event of default (as defined in the July 2009 Note). The July 2009 Note is convertible into the Company’s common stock, at Sherington’s option, at an initial conversion price of $0.175 per share. The conversion price of the July 2009 Note is subject to full ratchet and anti-dilution adjustment for subsequent lower price issuances by the Company, as well as customary adjustments provisions for stock splits, stock dividends, recapitalizations and the like. The Company may only redeem the July 2009 Note with the written consent of Sherington.

As of the date hereof, the Company is obligated on the July 2009 Note. The July 2009 Note is a debt obligation arising other than in the ordinary course of business which constitutes a direct financial obligation of the Company. Under the Amended Agreement, the Company’s obligations under the December 2008 Note were secured by all of the assets of Atlas Merchant Services LLC (“Atlas”), formerly a wholly owned subsidiary of the Company, as well as 100% of the membership interest of Atlas. Since the Company is no longer the owner of Atlas, in connection with the First Amended Agreement, the Company and Sherington entered into that certain security agreement, dated July 1, 2009, pursuant to which the Company’s obligations under the July 2009 Note are secured by all the assets of the Company.

The July 2009 Sherington Warrant provides that Sherington is entitled to purchase from the Company an aggregate of 12,462,185 shares of Common Stock of the Company (the “Common Stock”), at a price equal to $0.35 per share through December 31, 2013. Notwithstanding the foregoing, this July Sherington 2009 Warrant shall only be exercisable so that Sherington may maintain its percentage interest in the Company and is only exercisable by Sherington if and when there has occurred a full or partial exercise of any derivative securities of the Company outstanding as of July 1, 2009 (but excluding the securities held by Sherington and the July 2009 Sherington Warrant). The exercise price of the July 2009 Sherington Warrant is subject to full ratchet and anti-dilution adjustment for subsequent lower price issuances by the Company, as well as customary adjustments provisions for stock splits, stock dividends, recapitalizations and the like.

The foregoing information is a summary of the agreements involved in the transactions described above, is not complete, and is qualified in its entirety by reference to the full text of such agreements, a copy of which are attached as an exhibit to this Current Report on Form 8-K. Readers should review such agreement for a complete understanding of the terms and conditions associated with this transaction.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
4.1	Second Amended and Restated Secured Convertible Promissory Note issued to Sherington Holdings, LLC dated July 1, 2009

4.2	Amended and Rested Warrant to Purchase Common Stock issued to Sherington Holdings, LLC dated July 1, 2009

4.3	Warrant, issued in the name of Sherington Holdings, LLC, dated July 1, 2009

4.4	Form of Warrant issued to the July 2009 Investors

99.1	First Amendment to the Amended and Restated Note Purchase Agreement, dated July 1, 2009, by and between the Company and Sherington Holdings, LLC

99.2	First Amendment to the Registration Rights Agreement, dated July 1, 2009, by and between the Company and Sherington Holdings, LLC

99.3	First Amendment to the Voting Agreement, dated July 1, 2009, by and between the Company, Sherington Holdings, LLC and the holders of Common Stock signatory thereto

99.4	Security Agreement, dated July 1, 2009, by and between the Company and Sherington Holdings, LLC

99.5	Securities Purchase Agreement, dated July 1, 2009, by and between the Company and Sherington Holdings, LLC

99.6	Securities Purchase Agreement, dated July 1, 2009, by and between the Company and the July 2009 Investors signatory thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FNDS3000 CORP

Date: July 7, 2009	/s/ Joseph F. McGuire
Joseph F. McGuire
Chief Financial and Accounting Officer